POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        WHEREAS, the undersigned is the President and a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of November, 1999.

                               __/s/________________________________
                                 Graham Y. Tanaka
                                 President and Director


STATE OF NEW YORK.                  )
         .........                  )        ss:
COUNTY OF NEW YORK                  )

         Before me, a Notary Public, in and for said county and state, personally appeared GRAHAM Y. TANAKA, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29TH day of November, 1999.

         .........                                 Mayra Mendoza
                                                   -------------
         .........                                 Notary Public


         .........                                 My commission expires:  2001
                                                                           ----

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of November, 1999.

         .........                         ___/s/_______________________________
         .........                          Charles A. Dill
         .........                          Director


STATE OF MISSOURI                           )
         .........                          )        ss:
COUNTY OF ST. LOUIS                         )

         Before me, a Notary Public, in and for said county and state, personally appeared CHARLES A. DILL, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 19th day of November, 1999.

         .........                               Barbara J. Bray
                                                 --------------
         .........                               Notary Public


         .........                               My commission expires: 4/16/02
                                                                        -------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of November, 1999.

         .........                        ___/s/_______________________________
         .........                         David M. Fox
         .........                         Director

STATE OF NEW YORK.                  )
         .........                  )        ss:
COUNTY OF NEW YORK                  )

         Before me, a Notary Public, in and for said county and state, personally appeared DAVID M. FOX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 11th day of November, 1999.

         .........                             Jessie Walls
                                               ------------
         .........                             Notary Public


         .........                             My commission expires: 8/31/2001
                                                                      ---------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1999.

         .........                        ____/s/______________________________
         .........                          Thomas R. Schwarz
         .........                          Director

STATE OF MASSACHUSETTS              )
         .........                  )        ss:
COUNTY OF NORFOLK.                  )

         Before me, a Notary Public, in and for said county and state, personally appeared THOMAS R. SCHWARZ, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 18th day of November, 1999.

         .........                              __/s/__________________________
                                                -------------------------------
         .........                              Notary Public


         .........                              My commission expires: 2/26/2004
                                                                       ---------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Chief Financial Officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 1999.

         .........                          _____/s/____________________
         .........                          Paul S. Bellany
                                            Chief Financial Officer


STATE OF TEXAS             )
         .........         )        ss:
COUNTY OF TARRANT          )

         Before me, a Notary Public, in and for said county and state, personally appeared Paul S. Bellany, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 30th day of November, 1999.

         .........                          _____/s/__________________
         .........                          Notary Public

         .........                          My commission expires: 2/4/01

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Company has caused its name to be subscribed hereto by the President this 29th day of November, 1999.

ATTEST:  .........                                   TANAKA FUNDS, INC.



By:___/s/____________________               By:__/s/_________________________
Robert L. Grant, Secretary                  Graham Y. Tanaka, President

STATE OF NEW YORK.                  )
         .........                  )        ss:
COUNTY OF NEW YORK                  )

         Before me, a Notary Public, in and for said county and state, personally appeared Graham Y. Tanaka, President and Robert L. Grant, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29th day of November, 1999.

         .........                            Mayra Mendoza
                                              -------------
         .........                            Notary Public
         .........                            My commission expires: 1/21/2001
                                                                     ---------

                                   CERTIFICATE

         The undersigned, Secretary of TANAKA Funds, Inc., hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held November 29, 1999, and is in full force and effect:

                  "WHEREAS, TANAKA Funds, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  November 29, 1999                      ___/s/________________________

                                               Robert L. Grant, Secretary
                                               TANAKA Funds, Inc.